EX-99.B-77Q1(a)

               WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.

SUB-ITEM 77Q1  Exhibits
(a)

               Articles of Amendment filed by EDGAR on June 29, 2000, as Exhibit EX-99.B(a)mbartsup to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (incorporated by reference herein).